INCOME TAXES (Details 1) - USD ($)	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
INCOME TAXES
Net Loss	$ (2,180,000)	$ (5,962,000)
Statutory Federal income tax rate	21.00%	21.00%
Expected income tax benefit based on statutory rate	$ (458,000)	$ (1,252,000)
Effect of state taxes	(81,000)	(61,000)
Effect of change in tax rates	89,000	0
Change in valuation allowance	1,075,000	1,308,000
Prior year change in estimates	(625,000)	5,000
Income tax provision	$ 0	$ 0